Filed pursuant to Rule 497

File No. 333-231921

Rule 482ad

EAGLE POINT INCOME COMPANY INC.

ANNOUNCES CLOSING OF INITIAL PUBLIC OFFERING

GREENWICH, CONNECTICUT – July 26, 2019 – Eagle Point Income Company Inc. (NYSE:EIC) (the “Company”) today announced the closing of its previously announced initial public offering of 1,200,000 shares of common stock at a public offering price of $19.89 per share, for net proceeds to the Company of approximately $23.1 million after payment of certain organizational expenses and offering expenses. In addition, the Company has granted the underwriters a 30-day option to purchase up to an additional 180,000 shares of common stock to cover over-allotments, if any. Eagle Point Income Management LLC, the Company’s investment adviser, or its affiliates will pay the full amount of the sales load in connection with this initial public offering and all of the Company’s organizational expenses and offering expenses incurred prior to or in connection with the initial public offering that exceed $750,000 (excluding the sales load).

The Company intends to use the proceeds from the offering of its common stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Shares of the Company’s common stock began trading on the New York Stock Exchange under the symbol “EIC” on July 24, 2019.

National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ: NHLD), and B. Riley FBR, Inc. are serving as joint book-running managers for the offering. Wedbush Securities Inc. and Maxim Group LLC are serving as co-managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The final prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The final prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the final prospectus may be obtained by writing National Securities Corporation, Attn: Marguerite O’Brien, 200 Vesey Street, 25th Floor, New York, NY 10281 by calling collect (212) 417-8827 or by sending an e-mail to: prospectusrequest@nationalsecurities.com; by writing B. Riley FBR, Inc., Attn: Prospectus Department, 1300 17th Street North, Suite 1300, Arlington, VA 22209; by calling toll-free (800) 846-5050 or by sending an e-mail to: prospectuses@brileyfbr.com; copies may also be obtained by visiting EDGAR on the SEC’s website, at www.sec.gov.

ABOUT THE COMPANY

The Company is an externally managed, non-diversified closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Income Management LLC. The Company’s public filings are available free of charge by writing to the Company at Eagle Point Income Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501.

ABOUT EAGLE POINT INCOME MANAGEMENT LLC

Eagle Point Income Management LLC is the Company’s external adviser and an affiliate of Eagle Point Credit Management LLC, which is the external investment adviser to Eagle Point Credit Company Inc. (NYSE:ECC). The senior investment team of Eagle Point Income Management LLC is comprised of Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Source: Eagle Point Income Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointIncome.com

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE